HUIHENG MEDICAL INC.

AMENDED AND RESTATED

CHARTER OF THE COMPENSATION COMMITTEE

OF THE BOARD OF DIRECTORS

As adopted on June 6, 2009

I.	PURPOSE

The Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Huiheng Medical, Inc. (the “Company”) has the responsibility and authority to supervise and review the affairs of the Company as they relate to the compensation and benefits of executive officers and directors of the Company. In carrying out these responsibilities, the Committee shall review all components of executive and director compensation for consistency with the Company’s compensation philosophy and with the interests of the Company’s stockholders.

II.	COMPOSITION

The Committee shall be appointed annually by the Board and shall be comprised of at least three(3) Board members, or such other number as may be designated by the Board from time to time.

III.	ORGANIZATION AND OPERATION

Each member of the Committee shall serve until his or her successor is duly elected and qualified or until such member’s earlier resignation or removal. The members of the Committee may be removed, with or without cause, by a majority vote of the Board.

Unless a Committee Chair is elected by the Board, the members of the Committee shall designate a Chair by majority vote of the full Committee. The Chair shall preside at all regular sessions of the Committee and set the agenda for each Committee meeting.

Formal action to be taken by the Committee shall be by unanimous written consent or by the affirmative vote of a majority of the Committee members present (in person or by conference telephone) at a meeting at which a quorum is present. A quorum shall consist of at least a majority of the members of the Committee. The Committee shall make and retain complete and accurate minutes of its meetings.

In fulfilling its responsibilities, the Committee shall, to the extent permitted by law, be entitled to delegate any or all of its responsibilities to one or more subcommittees of the Committee comprised of one or more members of the Committee.

IV.	MEETINGS

The Committee will meet at least once a year and at such additional times as may be necessary to carry out its responsibilities. Meetings may be called by the Chairperson of the Board or of the Committee and/or by the Chief Executive Officer of the Company. The Committee may request that any employee of the Company attend any of its meetings or meet with any Committee member or consultant. The Committee should meet at least annually with the Company’s Chief Executive Officer and such other senior executives as the Committee deems appropriate; provided, however, that the Chief Executive Officer may not be present during deliberations or voting regarding his or her compensation. The Committee should meet periodically in executive session without the presence of management.

Reports of meetings and actions taken at meetings or by consent by the Committee since the most recent Board meeting (except to the extent covered in an interim report circulated to the Board) shall be made by the Committee Chairperson or his or her delegate to the Board at its next regularly scheduled meeting following the Committee

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meeting or action and shall be accompanied by any recommendations from the Committee to the Board. In addition, the Committee Chairperson or his or her delegate shall be available to answer any questions the other directors may have regarding the matters considered and actions taken by the Committee.

V.	AUTHORITY AND RESPONSIBILITIES

The Committee shall have the following authority and responsibilities, subject to such modification and additional authority as the Board may approve from time to time:

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Periodically review, modify if necessary, and approve: (a) the Company’s corporate goals and objectives relevant to executive compensation and (b) the structure of the Company’s executive compensation to ensure that such structure is appropriate to achieve the Company’s objectives of rewarding the Company’s executive officers appropriately for their contributions to the Company’s growth and profitability and the Company’s other goals and objectives and linking the interests of the Company’s executive officers to the long-term interests of the Company’s equity owners through a mix of long- and short-term incentives and features that include downside risk as well as upside potential.

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Annually evaluate the compensation (and performance relative to compensation) of the Chief Executive Officer and determine the amounts and individual elements of total compensation for the Chief Executive Officer consistent with the Company’s corporate goals and objectives and communicate in the annual Compensation Committee Report to shareholders the factors and criteria on which the Chief Executive Officer’s compensation for the last year was based, including the relationship of the Company’s performance to the Chief Executive Officer’s compensation.

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In determining the long-term incentive component of the Chief Executive Officer’s compensation, the Committee should consider the Company’s performance and relative shareholder return, the value of similar incentive awards to Chief Executive Officers at comparable companies, and the awards given to the Company’s Chief Executive Officer in prior years.

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Periodically review and advise the Board concerning the Company’s overall compensation philosophy, policies and plans, including a review of both regional and industry compensation practices and trends.

•	Advise management on the composition of any peer group used for comparison purposes.
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Review and approve corporate and personal performance goals and objectives relevant to the compensation of all executive officers, and make recommendations to the Board regarding all executive compensation (including but not limited to salary, bonus, incentive compensation, equity awards, benefits and perquisites).

•	Make recommendations to the Board regarding the establishment and terms of the Company’s incentive compensation plans and equity compensation plans, and administer such plans.
•	Make and approve grants of options and other awards to all executive officers and directors under the Company’s compensation plans.
•	Make and approve grants of options and other awards to all other eligible individuals.
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Review and make recommendations to the Board regarding compensation-related matters outside the ordinary course, including but not limited to employment contracts, change-in-control provisions, severance arrangements, and material amendments thereto.

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Review and discuss with management the disclosures in the Company’s “Compensation Discussion and Analysis” and any other disclosures regarding executive compensation to be included in the Company’s public filings or shareholder reports.

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Based upon its review and discussion with management, recommend to the Board whether the Compensation Discussion and Analysis should be included in the Company’s proxy statement, Form 10-K, or information statement, as applicable, and prepare the related report required by the rules of the Securities and Exchange Commission.

•	Report to the Board on the Committee’s activities on a regular basis.
VI.	RESOURCES AND AUTHORITY

The Committee, in discharging its oversight role, is empowered to study or investigate any matter of interest or concern that the Committee deems appropriate and request information from management in connection with such investigation. The Committee shall have sole authority to retain and terminate any compensation consultant to be used to assist in the performance of the Committee’s duties, and shall have sole authority to approve the consultant’s fees and other retention terms. The Committee shall also have authority to obtain advice and assistance from internal or external legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation of any such advisors. The Committee shall keep the Company’s Finance/Accounting Department advised as to the general range of anticipated expenses for outside consultants, and shall obtain the concurrence of the full Board (in advance or after-the-fact) for expenditures exceeding $10,000 in any year.

VII.	ANNUAL REVIEW

The Committee shall review on at least an annual basis (i) this Charter and the scope of responsibilities of this Committee; and (ii) the Committee’s performance of its duties. Any proposed changes to this Charter or the Committee’s scope of responsibilities, where indicated, shall be referred to the Board for appropriate action.

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